Fourth Quarter 2009
Fourth Quarter 2009
Earnings Conference Call
Earnings Conference Call
January 28, 2010
January 28, 2010

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Fourth Quarter 2009 Earnings - Highlights
• Core Results - $1.1 Billion vs. $957 Million in 4Q08
 – Core EPS $1.30 (diluted) vs. $1.18 in 4Q08.
• Net Income - $938 Million vs. $443 Million in 4Q08
 – EPS $1.15 (diluted) vs. $0.55 in 4Q08.
 – 4Q09 net income includes after-tax non-core charges
 mostly consisting of a $115 mm impairment of certain
 Argentine producing properties.

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($ in millions)
($ in millions)
4Q 08
Sales Price
Sales
Volume
Exploration
Expense
All Others*
4Q 09
$996
$1,813
$746
$83
$35
$47
*All Others include: Lower FX gains and higher DD&A rate partially offset by lower operating costs.
Fourth Quarter 2009 Earnings - Oil & Gas
Segment Variance Analysis - 4Q09 vs. 4Q08
• Core Results for 4Q09 of $1.8 B vs. $1.0 B in 4Q08
 – The increase was due to higher crude oil prices and sales volumes and lower operating expenses.

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 4Q09 4Q08
 4Q09 4Q08
Reported Segment Earnings ($ mm) $1,643 $339
Reported Segment Earnings ($ mm) $1,643 $339
WTI Oil Price ($/bbl) $76.19 $58.73
WTI Oil Price ($/bbl) $76.19 $58.73
NYMEX Gas Price ($/mcf) $4.29 $6.97
NYMEX Gas Price ($/mcf)     $4.29 $6.97
Oxy’s Realized Prices
Oxy’s Realized Prices
 Worldwide Oil ($/bbl) $69.39 $53.52
 Worldwide Oil ($/bbl) $69.39 $53.52
 US Natural Gas ($/mcf)  $4.37 $4.67

 US Natural Gas ($/mcf)  $4.37 $4.67

Fourth Quarter 2009 Earnings -
Oil & Gas Segment

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Fourth Quarter 2009 Earnings -
Oil & Gas Segment - Production
Fourth Quarter 2009 Earnings -
Oil & Gas Segment - Production
       4Q09  4Q08
• Oil and Gas Sales Volumes (mboe/d)  650   620
 – + 4.8% year-over-year or 30 mboe/d.
• Year-over-year sales volume increase includes:
 – + 23 mboe/d from Oman and Bahrain;
 – + 6 mboe/d from Argentina, and;
 – + 13 mboe/d from California operations, excluding Long Beach;
 – partially offset by - 7 mboe/d of volumes in the Middle East caused by higher oil prices affecting our PSCs.

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Fourth Quarter 2009 Earnings -
Oil & Gas Segment - Production
Fourth Quarter 2009 Earnings -
Oil & Gas Segment - Production
       4Q09  3Q09
• Oil and Gas Sales Volumes (mboe/d)  650   628
 – + 3.5% quarter-over-quarter or 22 mboe/d.
• Sequential sales volume increase includes:
 – Bahrain production and development activities began on 12/1/09;
 – Argentina volumes increased by 8 mboe/d. 3Q09 included a 9 mboe/d loss due to the Santa Cruz strike;
 – California volumes, excluding Long Beach, increased by 3 mboe/d;
 – Oman volumes increased by 4 mboe/d from the Mukhaizna field.
• Exploration expense was $99 million in 4Q09.

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4Q 08
Sales
Volume / Mix
All Others
Operations/
Manufacturing*
Sales Price
4Q 09
$217
$33
$27
$42
$35
$288
($ in millions)
*Lower energy costs.
Fourth Quarter 2009 Earnings - Chemical
Segment Variance Analysis - 4Q09 vs. 4Q08
Fourth Quarter 2009 Earnings - Chemical
Segment Variance Analysis - 4Q09 vs. 4Q08
• Core Results for 4Q09 of $33 mm vs. $217 mm in 4Q08
• Core Results for 4Q09 of $33 mm vs. $217 mm in 4Q08
 – Reflects the continued weakness in most domestic markets, but in particular U.S.
 housing, durable goods and agricultural sectors.
 – Reflects the continued weakness in most domestic markets, but in particular U.S.
 housing, durable goods and agricultural sectors.

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4Q 08
Marketing
Gas
Processing
Power
Generation
All
Others
4Q 09
$170
$81
$132
$18
$6
$1
($ in millions)
$18
Dolphin
Pipeline
Fourth Quarter 2009 Earnings - Midstream
Segment Variance Analysis - 4Q09 vs. 4Q08
Fourth Quarter 2009 Earnings - Midstream
Segment Variance Analysis - 4Q09 vs. 4Q08
• Core Results for 4Q09 of $81 mm vs. $170 mm in 4Q08
• Core Results for 4Q09 of $81 mm vs. $170 mm in 4Q08
 – The decrease was due to lower year-over-year margins in the marketing business, partially offset by improved NGL margins resulting from lower maintenance expenses, energy costs and property taxes in the gas processing business and higher income from the Dolphin Pipeline.
 – The decrease was due to lower year-over-year margins in the marketing business, partially offset by improved NGL margins resulting from lower maintenance expenses, energy costs and property taxes in the gas processing business and higher income from the Dolphin Pipeline.

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Fourth Quarter 2009 Earnings -
Full Year 2009 Results
       YTD2009 YTD2008
• Net Income ($ mm)       $2,915  $6,857
 EPS (diluted)      $3.58  $8.34
• Core Results ($ mm)    $3,083  $7,348
 EPS (diluted)      $3.78  $8.94
• Oil and Gas Sales Volumes (mboe/d)     645   601
 – +7.3% year-over-year
• Oil and gas cash production costs, excluding production and property taxes, were
 $10.37 p/boe for 2009, a 15% decline from 2008 full year costs of $12.13 p/boe.
• Taxes - other than on income were $1.77 p/boe for 2009 compared to $2.62 p/boe for all of 2008. These costs, which are sensitive to product prices, reflect lower crude oil and gas prices in 2009.
• Capex for 2009 was $3.6 billion.
 – Capital expenditures by segment were 79% in Oil and Gas, 6% in Chemical and 15% in
 Midstream.
 – The Oil and Gas expenditures were 56% in foreign operations and 44% domestically.

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$7,600
$40
$1,065
$1,750
$1,230
Available
Cash
Capex
Net Debt
Issuance
Dividends
Acquisitions
& Foreign
Bonuses
Ending Cash
Balance
12/31/09
Cash
Flow From
Operations
$5,800
($ in millions)
Beginning
Cash
$1,800
12/31/08
$3,600
Other
$5
Debt
Issuance
$740
Debt
Reduction
$700
Fourth Quarter 2009 Earnings -
Full Year 2009 Cash Flow

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Fourth Quarter 2009 Earnings -
Shares Outstanding, Debt and Returns
 Shares Outstanding (mm) 2009  12/31/09
 Weighted Average Basic       811.3
 Weighted Average Diluted        813.8
 Basic Shares Outstanding         812.0
 Diluted Shares Outstanding           814.4
      2009
 Debt/Capital    9%
 ROE    10.3%
 ROCE     9.6%

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Fourth Quarter 2009 Earnings -
2010 Reporting Changes
Fourth Quarter 2009 Earnings -
2010 Reporting Changes
• Beginning in 2010, we are making three reporting changes
 which will impact comparability between years.
• Beginning in 2010, we are making three reporting changes
 which will impact comparability between years.
• #1 — Historically, our production volumes have been reported as a mix of pre-tax and after tax volumes while our revenues have reflected only pre-tax sales.
• #1 — Historically, our production volumes have been reported as a mix of pre-tax and after tax volumes while our revenues have reflected only pre-tax sales.
 – Difference is caused by our PSCs in the Middle East and North Africa where production is immediately taken and sold to pay the local income tax.
 – Difference is caused by our PSCs in the Middle East and North Africa where production is immediately taken and sold to pay the local income tax.
 – We have treated this as additional revenues but not additional production.
 – We have treated this as additional revenues but not additional production.
 – To simplify our reporting and to conform with industry practice, our production and our revenues will now be tied.
 – To simplify our reporting and to conform with industry practice, our production and our revenues will now be tied.
 – Beginning this year we will refer to production on this more accurate and consistent basis.
 – Beginning this year we will refer to production on this more accurate and consistent basis.
 – All references to growth and volume comparisons will be against these reformatted production volumes.
 – All references to growth and volume comparisons will be against these reformatted production volumes.
 – For example, the production from last year will be referred to as 714 mboe/d rather than 645 mboe/d for the year.
 – For example, the production from last year will be referred to as 714 mboe/d rather than 645 mboe/d for the year.
 – This change will have no effect on the company's financial statements.
 – This change will have no effect on the company's financial statements.

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Fourth Quarter 2009 Earnings -
2010 Reporting Changes
Fourth Quarter 2009 Earnings -
2010 Reporting Changes
• #2 — We have combined most of our gas production in the mid
 -continental regions of the US into a single business unit called
 Midcontinent Gas.
• #2 — We have combined most of our gas production in the mid
 -continental regions of the US into a single business unit called
 Midcontinent Gas.
 – This was done in order to take advantage of common development methods and production optimization opportunities.
 – This was done in order to take advantage of common development methods and production optimization opportunities.
 – This business unit will include:
 – This business unit will include:
 • the Hugoton field;
 • the Hugoton field;
 • the Piceance basin;
 • the Piceance basin;
 • and the bulk of the Permian basin non-associated gas assets, which had been reported as part of the Permian business unit through the end of 2009.
 • and the bulk of the Permian basin non-associated gas assets, which had been reported as part of the Permian business unit through the end of 2009.
 – Starting in 2010, these assets will be reported in Midcontinent Gas.
 – Starting in 2010, these assets will be reported in Midcontinent Gas.
 – As a result, Midcontinent Gas unit's production will be approximately
 75% gas and 25% liquids.
 – As a result, Midcontinent Gas unit's production will be approximately
 75% gas and 25% liquids.
 – Permian's production will go from 84% liquids and 16% gas, to 89%
 liquids and 11%, mostly associated, gas.
 – Permian's production will go from 84% liquids and 16% gas, to 89%
 liquids and 11%, mostly associated, gas.

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Fourth Quarter 2009 Earnings -
2010 Reporting Changes
Fourth Quarter 2009 Earnings -
2010 Reporting Changes
• #3 — Capitalized CO2
• #3 — Capitalized CO2
 – Oxy's policy regarding tertiary recovery is to capitalize costs, such as
 CO2, when they support development of proved reserves and generally expense these costs when they support current production.
 – Oxy's policy regarding tertiary recovery is to capitalize costs, such as
 CO2, when they support development of proved reserves and generally expense these costs when they support current production.
 – In 2009, we capitalized approximately 50% of the CO2 injected in the
 Permian basin.
 – In 2009, we capitalized approximately 50% of the CO2 injected in the
 Permian basin.
 – As the CO2 program matures, a larger portion of the injected gas supports current production.
 – As the CO2 program matures, a larger portion of the injected gas supports current production.
 – Beginning in 2010, we will be expensing 100% of the CO2 injected, in order to simplify the process of determining the portion that should be capitalized versus expensed.
 – Beginning in 2010, we will be expensing 100% of the CO2 injected, in order to simplify the process of determining the portion that should be capitalized versus expensed.
 – In 2009, $69 million of CO2 costs were capitalized.
 – In 2009, $69 million of CO2 costs were capitalized.

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Fourth Quarter 2009 Earnings - 1Q10 Outlook
• We expect oil and gas sales volumes to increase from the
 reformatted 4Q09 amount of 722 mboe/d to about 730 to 740
 mboe/d in 1Q10 at about current oil prices.
 – Production increases will come from California, Bahrain and Oman.
• Commodity Price Sensitivity - Earnings
 – At current market prices, a $1.00 per barrel change in oil prices impacts oil and gas quarterly earnings before income taxes by about $36 mm;
 – A swing of $0.50 per mm BTU in domestic gas prices has a $24 mm impact on quarterly earnings before income taxes;
• We expect 1Q10 exploration expense to be about $75 mm
 for seismic and drilling for our exploration programs.

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Fourth Quarter 2009 Earnings - 1Q10 Outlook
Fourth Quarter 2009 Earnings - 1Q10 Outlook
• For the Chemical segment:
 – The international markets remain solid;
 – In the U.S., we have a competitive advantage against foreign products; however, the housing and construction markets remain weak, which will limit improvement in sales volumes and margins.
 – Chemical earnings for 1Q10 are expected to be in the range of $30 mm to $50 mm.
• We expect our combined worldwide tax rate in 1Q10 to be in the range of 42 to 43 percent depending on the split between domestic and foreign sourced income.

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Fourth Quarter 2009 Earnings -
2010 Capital Spending and DD&A
Fourth Quarter 2009 Earnings -
2010 Capital Spending and DD&A
• We expect capital spending for the total year of 2010 to be about $4.3 billion.
• We expect capital spending for the total year of 2010 to be about $4.3 billion.
 – Our capital program will continue to focus on ensuring that our returns remain well above our cost of capital.
 – Our capital program will continue to focus on ensuring that our returns remain well above our cost of capital.
 – The additional capital from 2009's $3.6 billion level will be allocated to the Oil and Gas segment.
 – The additional capital from 2009's $3.6 billion level will be allocated to the Oil and Gas segment.
 – Of this increase:
 – Of this increase:
 • about a quarter each will go to California and Iraq;
 • about a quarter each will go to California and Iraq;
 • about 15% to Bahrain and 10% to Midcontinent Gas.
 • about 15% to Bahrain and 10% to Midcontinent Gas.
 – As a result, the capital allocation will be approximately 82% in Oil and
 Gas with the remainder being spent in Midstream and Chemical.
 – As a result, the capital allocation will be approximately 82% in Oil and
 Gas with the remainder being spent in Midstream and Chemical.
• Our Oil and Gas DD&A expense for 2010 should be
 approximately $10.75 p/boe.
• Our Oil and Gas DD&A expense for 2010 should be
 approximately $10.75 p/boe.
• Depreciation for the other two segments should be
 approximately $450 million.
• Depreciation for the other two segments should be
 approximately $450 million.

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Fourth Quarter 2009 Earnings -
California Exploration
Fourth Quarter 2009 Earnings -
California Exploration
• Excluding the Kern County
 discovery:
• Excluding the Kern County
 discovery:
 – Over the course of a couple of
 years, we have drilled 39 exploration
 wells seeking non-traditional
 hydrocarbon bearing zones in
 California.
 – Over the course of a couple of
 years, we have drilled 39 exploration
 wells seeking non-traditional
 hydrocarbon bearing zones in
 California.
 – Of these wells, 12 are commercial
 and 10 are currently being
 evaluated;
 – Of these wells, 12 are commercial
 and 10 are currently being
 evaluated;
 – Oxy holds 1.3 mm acres of net fee
 minerals and leasehold in CA, which
 have been acquired in the last few
 years to exploit these opportunities.
 Discoveries similar to the Kern
 County discovery are possible in this
 net acre position.
 – Oxy holds 1.3 mm acres of net fee
 minerals and leasehold in CA, which
 have been acquired in the last few
 years to exploit these opportunities.
 Discoveries similar to the Kern
 County discovery are possible in this
 net acre position.
 – Additionally, we continue to pursue
 shale production which is expected
 to produce oil on this acreage.
 – Additionally, we continue to pursue
 shale production which is expected
 to produce oil on this acreage.

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*Production and producing wells as of each of the quarterly earnings disclosure dates.
Fourth Quarter 2009 Earnings -
California Exploration - Kern County Discovery
Fourth Quarter 2009 Earnings -
California Exploration - Kern County Discovery
KERN COUNTY DISCOVERY AREA
KERN COUNTY DISCOVERY AREA
The discovery, which is near Elk Hills, is not below any
producing zones.
The discovery, which is near Elk Hills, is not below any
producing zones.
     4Q09 3Q09 2Q09 1Q09
     4Q09 3Q09 2Q09 1Q09
Gross Production*
Gross Production*
 – Natural Gas (mmcf/d)  145 105  74 28
 – Natural Gas (mmcf/d)  145 105  74 28
 – Liquids (mb/d)   7.5 8.5 5 3
 – Liquids (mb/d)   7.5 8.5 5 3
 – Total mboe/d   31.7 26.0 17.3 7.7
 – Total mboe/d   31.7 26.0 17.3 7.7
Number of producing wells* 15 10 6 4
Number of producing wells* 15 10 6 4

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San Joaquin

Valley
OXY Producing Properties
Exploration Acreage
Elk Hills
Long Beach
& Tidelands
San
Francisco
Sacramento
Bakersfield
Los Angeles
Sacramento

Valley
Fourth Quarter 2009 Earnings -
California Exploration - Kern County Discovery
Fourth Quarter 2009 Earnings -
California Exploration - Kern County Discovery
• Cumulative gross production
 since the start of production
 through 12/31/09 has been 19.4
 bcf of gas and 1.5 mm barrels of
 liquids;
• Cumulative gross production
 since the start of production
 through 12/31/09 has been 19.4
 bcf of gas and 1.5 mm barrels of
 liquids;
• We expect to drill 8 wells in the
 first half of 2010 focusing on oil
 drilling and exploring the limits of
 the field;
• We expect to drill 8 wells in the
 first half of 2010 focusing on oil
 drilling and exploring the limits of
 the field;
• We also expect to add skid
 mounted gas processing facilities
 by 2Q10;
• We also expect to add skid
 mounted gas processing facilities
 by 2Q10;
• We expect to add to our gas
 production once these facilities
 are installed.
• We expect to add to our gas
 production once these facilities
 are installed.

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